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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of Earliest Event Reported):

                                January 24, 2002

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                                    DGLV INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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            DELAWARE                       1-14831               95-4584080
  (STATE OR OTHER JURISDICTION           (COMMISSION          (I.R.S. EMPLOYER
OF INCORPORATION OR ORGANIZATION)        FILE NUMBER)        IDENTIFICATION NO.)


   13160 MINDANAO WAY, SUITE 350
        MARINA DEL REY, CA                                   90292
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                   (ZIP CODE)



                                 (310) 577-0200
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              (Registrant's Telephone Number, Including Area Code)



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         (Former Name or Former Address, if Changed Since Last Report.)


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ITEM 5. OTHER EVENTS.

        On January 24, 2002, DGLV Inc. (formerly Digital Lava Inc.) issued a press release announcing that it had established a final record date of January 30, 2002 (the "Final Record Date"). As of the close of business on such date, all trading of its common stock will cease and DGLV will close its stock transfer books and discontinue recording transfers of shares of its common stock. DGLV will make liquidating distributions, if any, only to stockholders of record as of the Final Record Date.

        In addition, at the close of business on January 30, 2002, DGLV will file a Certificate of Dissolution with the Secretary of State of the State of Delaware.



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

        99.1  Press release dated January 24, 2002.



                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             DGLV INC.


Date: January 24, 2002                       By: /s/ BENNET LIENTZ, JR.
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                                                 Bennet Lientz, Jr.
                                                 Chief Financial Officer